Income taxes	12 Months Ended
Mar. 31, 2017
Income taxes
Income taxes

15. Income taxes:

The following table presents components of Income tax expense reported in the consolidated statements of income for the years ended March 31, 2015, 2016 and 2017.

	Millions of yen
	Year ended March 31
	2015	2016	2017
Current:
Domestic	¥80,760	¥72,272	¥52,004
Foreign	13,531	9,183	5,697

Subtotal	94,291	81,455	57,701

Deferred:
Domestic	23,309	(66,176)	20,239
Foreign	3,180	7,317	2,289

Subtotal	26,489	(58,859)	22,528

Total	¥120,780	¥22,596	¥80,229

The income tax benefit recognized from operating losses for the years ended March 31, 2015, 2016 and 2017 was ¥3,888 million, ¥5,451 million and ¥868 million, respectively, included within deferred income tax expense above.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system is permitted only for a national tax.

Due to the revisions of domestic tax laws during the fourth quarter ended March 31, 2015 and March 31, 2016, our effective statutory tax rates are 36% for the fiscal year ended March 31, 2015, 33% for the fiscal year ended at March 31, 2016 and 31% thereafter.

On November 18, 2016, the “Act to partially amend the Act for partial amendment of the Local Tax Act and Local Allocation Tax Act and for the Drastic Reform of the Taxation System for Ensuring Stable Financial Resources for Social Security” (Act No.86 of 2016) was enacted. Under this Act, the timing of implementation for the tax reform which had been scheduled at the fiscal year beginning on or after April 1, 2017, was postponed to the fiscal year beginning on or after October 1, 2019. Though the domestic statutory tax rates to calculate deferred tax assets and liabilities will not change, due to reclassification between national tax and local tax, net deferred tax liabilities increased by ¥3,366 million yen and income tax expenses increased by the same amount.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2015, 2016 and 2017.

	Year ended March 31
	2015	2016	2017
Nomura’s effective statutory tax rate	36.0%	33.0%	31.0%
Impact of:
Changes in deferred tax valuation allowance	5.1	36.1	(10.8)
Additional taxable revenues	0.3	0.3	0.1
Non-deductible expenses	5.9	7.8	2.9
Non-taxable revenue	(4.7)	(7.2)	(2.6)
Dividends from foreign subsidiaries	0.0	0.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.0	0.1	0.0
Different tax rate applicable to income (loss) of foreign subsidiaries	(1.4)	1.1	0.3
Effect of changes in domestic tax laws	(1.4)	(0.9)	1.0
Expiration of loss carryforwards	0.0	—	—
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates(1)	—	(54.8)	1.7
Other	(5.0)	(1.8)	1.3

Effective tax rate	34.8%	13.7%	24.9%

(1)	The tax benefit recognized on the devaluation of investment in subsidiaries and affiliates during the year ended March 31, 2016 of approximately ¥90 billion (which impacts Nomura’s effective statutory tax rate by 54.8%) arises from the recognition of deferred tax assets from the decision of Nomura management to liquidate certain wholly-owned subsidiaries within Nomura during the year. Total valuation allowances of ¥24 billion have been recognized against these deferred tax assets, the impact of which are reported in changes in deferred tax valuation allowance for the same period.

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2016 and 2017, before offsetting of amounts which relate to the same tax-paying component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2016	2017
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥16,862	¥17,988
Investments in subsidiaries and affiliates	112,030	100,100
Valuation of financial instruments	60,776	65,158
Accrued pension and severance costs	16,190	21,854
Other accrued expenses and provisions	96,202	84,268
Operating losses	435,122	406,440
Other	5,644	8,408

Gross deferred tax assets	742,826	704,216
Less—Valuation allowance	(543,489)	(519,492)

Total deferred tax assets	199,337	184,724

Deferred tax liabilities
Investments in subsidiaries and affiliates	121,874	125,752
Valuation of financial instruments	49,873	46,684
Undistributed earnings of foreign subsidiaries	711	947
Valuation of fixed assets	19,165	18,042
Other	6,822	5,840

Total deferred tax liabilities	198,445	197,265

Net deferred tax assets (liabilities)	¥892	¥(12,541)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying component within a particular tax jurisdiction, net deferred tax assets reported within Other assets—Other in the consolidated balance sheets were ¥36,130 million and ¥21,825 million as of March 31, 2016 and 2017, respectively and net deferred tax liabilities reported within Other liabilities in the consolidated balance sheets were ¥35,238 million and ¥34,366 million as of March 31, 2016 and 2017, respectively.

As of March 31, 2017, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥3,927 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

The following table presents changes in the total valuation allowance established against deferred tax assets for the years ended March 31, 2015, 2016 and 2017.

	Millions of yen
	Year ended March 31
	2015		2016		2017
Balance at beginning of year	¥490,603		¥565,103		¥543,489
Net change during the year	74,500	(1)	(21,614	)(2)	(23,997	)(3)

Balance at end of year	¥565,103		¥543,489		¥519,492

(1)	Primarily includes ¥85,403 million of additional full valuation allowances established by certain foreign subsidiaries against additional operating loss carryforwards generated during the period as a result of additional taxable losses being incurred by such subsidiaries, offset by a reduction of ¥2,921 million of valuation allowances of certain foreign subsidiaries and a reduction of ¥7,982 million related to Japanese subsidiaries and the Company because of decrease in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥74,500 million of allowances increased for the year ended March 31, 2015.
(2)	Primarily includes ¥7,003 million of additional full valuation allowances established by certain foreign subsidiaries against additional operating loss carryforwards generated during the period as a result of additional taxable losses being incurred by such subsidiaries, offset by a reduction of ¥27,757 million of valuation allowances of certain foreign subsidiaries and a reduction of ¥860 million related to Japanese subsidiaries and the Company because of decrease in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥21,614 million of allowances decreased for the year ended March 31, 2016.
(3)	Primarily includes an increase of ¥2,040 million of valuation allowances of certain foreign subsidiaries partly because of changes in the expected realization of deferred tax assets, a reduction of ¥35,214 million of valuation allowances of certain foreign subsidiaries mainly by utilization of operating loss carryforwards, an increase of ¥5,811 million of valuation allowances related to Japanese subsidiaries and the Company by changes in the expected realization of deferred tax assets, and an increase of ¥3,366 million related to Japanese subsidiaries and the Company because of increase in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥23,997 million of allowances decreased for the year ended March 31, 2017.

As of March 31, 2017, total operating loss carryforwards were ¥1,985,408 million, which included ¥585,026 million relating to the Company and domestic subsidiaries, ¥717,812 million relating to foreign subsidiaries in the United Kingdom, ¥411,370 million relating to foreign subsidiaries in the United States, ¥200,857 million relating to foreign subsidiaries in Hong Kong, and ¥70,343 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥983,470 million can be carried forward indefinitely, ¥656,168 million expires by March 31, 2026 and ¥345,770 million expires in later fiscal years.

In determining the amount of valuation allowances to be established as of March 31, 2017, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries.

In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provided the most verifiable negative evidence available and outweigh positive evidence.

While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in the reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2015, 2016 and 2017. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.

The total amount of unrecognized tax benefits was not significant as of March 31, 2015, 2016 and 2017. There were also no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to the unrecognized tax benefits during the years ended March 31, 2015, 2016 and 2017. Nomura is under continuous examination by the Japanese National Tax Agency and other taxing authorities in the major jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on these consolidated financial statements. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2017. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.

The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2017. Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2012	(1)
United Kingdom	2016
United States	2014

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2011.